                                                                  Exhibit 99.4

                        Pro Forma Financial Statements

Background Information

On October 21, 1996 (the "Closing Date"), Nu-Tech Bio-Med, Inc., a Delaware corporation (the "Company" or "Nu-Tech") acquired substantially all of the operating assets of Prompt Medical Billing Services, Inc.("Prompt"), a medical billing service business in Miami, Florida. The acquisition was in the form of a purchase.

The Company acquired the assets for a total consideration of $675,000 consisting of $100,000 in cash and 37,404 shares of common stock of Nu-Tech. The purchase price is subject to the following adjustments:

     1. A decrease in the purchase price equal to 50% of the accounts receivable as of the Closing Date,
     2. A decrease in the purchase price in the event that the average annual revenues, as defined under the agreement is less than the greater of
         (a) the pre-closing revenue, as defined under the agreement or (b) $185,000, and
     3. An increase in the purchase price based upon market value of the Nu-Tech common stock at the completion of the escrow period.

All consideration paid by the Company has been placed in escrow for a period up to two years, to be released in eight equal quarterly installments. Additionally, the Company has entered into a two-year employment agreement and a two-year consulting agreement with a former principal and executive officer of Prompt and an affiliated company.

Basis of Accompanying Unaudited Pro Forma Combined Financial Statements

The results of Prompt's operations will be included in the Company's operating results as of October 21, 1996, the closing date of the acquisition. The Unaudited Pro Forma Combined Balance Sheet assumes that the acquisition of Prompt occurred on June 30, 1996. The Unaudited Pro Forma Combined Statements of Operations combines the historical results of operations of Prompt for the year ended December 31, 1995 and the six months ended June 30, 1996 assuming the acquisition occurred on January 1, 1995 and January 1, 1996, respectively. The unaudited pro forma combined financial statements do not reflect cost savings and synergies which might be achieved from the acquisition as well as certain contingent purchase price adjustments.

The Unaudited Pro Forma Combined Balance Sheet includes direct transaction costs associated with the acquisition. The actual allocation of the final purchase price may be different from that reflected in the pro forma combined condensed financial statements. The Company has not yet completed its evaluation of the carrying value of the intangible assets acquired and the appropriateness of the amortization period. Such evaluation is expected to be completed prior to the filing of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1996.

Management believes that the assumptions used in preparing these unaudited pro forma combined financial statements provide a reasonable basis for presenting all of the significant effects of the acquisition. These unaudited pro forma combined financial statements do not purport to be indicative of the results which actually would have been obtained if the acquisition had been effected on the date indicated or of those results which may be achieved in the future. The pro forma combined financial statements should be read in conjunction with the consolidated financial statements included in the Nu-Tech's Annual Report on Form 10-KSB for the year ended December 31, 1995 and on Form 10-QSB for the six month period ended June 30, 1996.

Pro Forma Adjustments

A summary of the Pro Forma Adjustments is set forth as follows:

(a) To record the cost of the acquired assets (cash and common shares issued) and the excess of such costs over the fair value of assets acquired (goodwill); and to reflect the elimination of assets and liabilities not acquired or assumed in the acquisition.

(b) To record direct costs of the acquisition including legal and accounting services.

(c)  To record goodwill amortization expense.

(d) To record amounts payable under compensation and consulting agreements less amounts previously recorded as compensation.

                                 Nu-Tech Bio-Med
                   Unaudited Pro Forma Combined Balance Sheet


                                                                     Nu-Tech    Prompt Medical
                                                                   Historical     Historical      Pro Forma         Pro Forma
                                                                 June 30, 1996  June 30, 1996    Adjustments        Combined
                                                                 -------------  -------------    -----------        --------
ASSETS
Current Assets:
     Cash and cash equivalents                                    $ 4,062,082    $   37,272    $ (137,272) a     $  3,962,082
     Accounts receivable, net                                          28,368        46,356       (46,356) a           28,368
     Prepaid expenses                                                  95,034             -             -              95,034
     Other current assets                                              30,517             -             -              30,517
                                                                  ------------   -----------   -----------       -------------
Total current assets                                                4,216,001        83,628      (183,628)          4,116,001

Equipment and leasehold improvements, net                             431,818             -             -             431,818
Acquisition costs                                                     322,110             -             -             322,110
Patents, net                                                          143,321             -             -             143,321
Goodwill, net                                                         271,316             -       715,000 a,b         986,316
Other assets                                                           44,766             -             -              44,766
                                                                  ------------   -----------   -----------       -------------

Total Assets                                                      $ 5,429,332    $   83,628    $  531,372        $  6,044,332
                                                                  ============   ===========   ===========       =============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
     Accounts payable                                             $   171,543    $   20,296    $  (20,296) a     $    171,543
     Accrued expenses                                                 568,686        16,125        23,875 a,b         608,686
     Contract payable                                                  65,571             -             -              65,571
     Current portion of long term debt                                202,633             -             -             202,633
     Current portion of capitalized lease obligations                  14,185             -             -              14,185
                                                                  ------------   -----------   -----------       -------------
Total current liabilities                                           1,022,618        36,421         3,579           1,062,618

Debt                                                                  216,838             -             -             216,838
Capitalized lease obligations                                          26,236             -             -              26,236
Deferred income                                                         5,540             -             -               5,540
                                                                  ------------   -----------   -----------       -------------
Total liabilities                                                   1,271,232        36,421         3,579           1,311,232

Stockholders' equity:
     Preferred stock                                                        -             -                                 -
     Common stock                                                      19,921         1,000          (626) a           20,295
     Capital in excess of par                                      20,194,991        17,916       556,710  a       20,769,617
     Deferred consulting expense                                     (123,750)            -             -            (123,750)
     Unvested stock grant                                            (491,658)            -             -            (491,658)
     Retained Earnings                                                      -        28,291       (28,291) a                -
     Deficit accumulated during development stage                 (15,441,404)            -             -         (15,441,404)
                                                                  ------------   -----------   -----------       -------------
Total stockholders' equity                                          4,158,100        47,207       527,793           4,733,100

                                                                  ============   ===========   ===========       =============
Total Liabilities and Stockholders' Equity                        $ 5,429,332    $   83,628    $  531,372        $  6,044,332
                                                                  ============   ===========   ===========       =============

                                 Nu-Tech Bio-Med
              Unaudited Pro Forma Combined Statement of Operations


                                                    Nu-Tech           Prompt Medical
                                                   Historical           Historical
                                               For the year ended   For the year ended     Pro Forma         Pro Forma
                                                December 31, 1995    December 31, 1995    Adjustments        Combined
                                               ------------------   ------------------    -----------       -----------
Revenues
     Assay sales                                 $     161,701       $        -            $       -        $   161,701
     Investment and interest income                    158,977              600                    -            159,577
     Fee income                                              -          202,185                    -            202,185
     Other                                               2,100                -                    -              2,100
                                               ----------------      -----------          -----------       ------------
Total revenues                                         322,778          202,785                    -            525,563

Expenses
     General and administrative                      1,430,354          141,637               18,400d         1,590,391
     Laboratory expenses                               186,405                -                    -            186,405
     Research and development                           77,066                -                    -             77,066
     Interest                                           33,514                -                    -             33,514
     Rent                                               24,972                -                    -             24,972
     Depreciation and amortization                     659,424                -               66,500c           725,924
                                               ----------------      -----------          -----------       ------------
Total expenses                                       2,411,735          141,637               84,900          2,638,272

                                               ================      ===========          ===========       ============
Net income (loss)                                $  (2,088,957)      $   61,148            $ (84,900)       $(2,112,709)
                                               ================      ===========          ===========       ============

                                 Nu-Tech Bio-Med
              Unaudited Pro Forma Combined Statement of Operations


                                                  Nu-Tech            Prompt Medical
                                                 Historical            Historical
                                                For the six           For the six
                                                months ended          months ended           Pro Forma        Pro Forma
                                               June 30, 1996         June 30, 1996          Adjustments        Combined
                                               -------------        --------------         ------------     ------------
Revenues
     Assay sales                               $     48,052         $            -         $      -         $     48,052
     Investment and interest income                  79,573                    259                -               79,832
     Fee income                                           -                120,192                -              120,192
     Other                                                -                      -                -                    -
                                               -------------        ---------------        ---------        -------------
Total revenues                                      127,625                120,451                -              248,076

Expenses
     General and administrative                     895,885                 42,285           40,000d             978,170
     Laboratory expenses                             79,419                      -                -               79,419
     Research and development                        46,704                      -                -               46,704
     Interest                                        15,480                      -                -               15,480
     Rent                                            41,096                      -                -               41,096
     Depreciation and amortization                  613,923                      -           33,250c             647,173
                                               -------------        ---------------        ---------        -------------
Total expenses                                    1,692,507                 42,285           73,250            1,808,042

                                               =============        ===============        =========        =============
Net income (loss)                              $ (1,564,882)        $       78,166         $(73,250)        $ (1,559,966)
                                               =============        ===============        =========        =============